STOCK-FOR-STOCK AGREEMENT

     REORGANIZAIION AGREEMENT between Cipher Voice, Inc., a Nevada corporation (hereinafter referred to as "Cipher'), and shareholders of Galaxy Mall Inc., a Wyoming corporation (hereinafter referred to as "Galaxy").

For the Acquisition by Cipher of all the outstanding stock of Galaxy, in exhange for stock of Cipher.

     AGREEMENT, dated as of this 4th day of December, 1996, between Cipher and all of the Shareholders of Galaxy (hereinafter collectively referred to as the "Galaxy Shareholders").

     WHEREAS, the Galaxy Shareholders own 440 shares of common stock, $0.01, par value per share, of Galaxy, and which constitutes all of the outstanding common stock of Galaxy, for a total of issued and outstanding shares of common stock of Galaxy.

     WHEREAS, the Galaxy Shareholders own and have the right to sell, transfer and exchange all of the shares of Galaxy for the purchase of the capital stock of Cipher. Cipher hereby offers 3,600,000 post reverse (one for seven reverse) shares of its restricted common stock to the Galaxy Shareholders for all of the outstanding common stock Galaxy. The Galaxy Shareholders wish to make said exchange.

     WHEREAS, the parties hereto intend that the securities exchange described herein between Cipher and the Shareholders of Galaxy will be tax free in accordance with provisions of Section 3 68(a)(1)(B) of the Internal Revenue Code.

     NOW THEREFORE, in consideration ofthe premises and of the mutual covenants hereinafter set forth, the parties hereto have agreed and by these presents do hereby agree as follows.

     1. Exchange of Securities. Subject to the terms and conditions hereinafter set forth, at the time of the closing referred to in Section 6 hereof (the "Closing Date), Cipher will issue and deliver, or cause to be issued and delivered to the Galaxy Shareholders, in exchange for all of the issued and outstanding shares of Galaxy, 3,600,000 share of its common stock. The shares of Cipher will be allocated as set forth in Schedule I attached hereto. The shares of Galaxy Shareholders will be exchanged for shares in Cipher on a 1 for 8181.1818 basis.

     2. Representation and Warranties by Galaxy Shareholders. Galaxy and Galaxy Shareholders each represent and warrant to Cipher, all of which representations and warranties shall be true at the time closing, and shall survive the closing for a period of six (6) months from the date of closing.

     (a) Galaxy is a corporation duly organized and validly existing and in good standing under the laws of the State of Wyoming and has the corporate powers to own its property and carry on its business as and where it is now being conducted. Copies of the Incorporation and the By-Laws of Galaxy, which have heretofore been, furnished by Galaxy Shareholders to Cipher, are true and correct copies of said Certificate of Incorporation and By-Laws including all amendments to the date hereof

     (b) The authorized capital stock of Galaxy consists of 1,000 shares of common stock $.01 par value ("Common Stock of Galaxy"), of which 440 shares have been validly issued and are now outstanding.

     (c) Galaxy Shareholders have full power to exchange the shares to purchase the capital stock of Cipher on behalf of themselves upon the terms provided for in this Agreement, and said shares have been duly and validly issued and are free and clear of any lien or other encumbrance.

     (d) From the date hereof and until the date of closing no dividends or distributions of capital surplus, or profits shall be paid or declared by Galaxy in redemption of their outstanding shares or otherwise and except as described herein, no additional shares shall be issued by said corporation

     (e) Since the date hereof and until the date of Closing, Galaxy will not engage in any transaction other than transactions in the normal course of the operations of their business, except as specifically authorized by Cipher in writing.

     (f) Galaxy is not involved in any pending or threatened Litigation which would materially affect its financial condition disclosed to Cipher in writing.

     (g) Galaxy has and will have on the Closing Date, good and marketable title to all of its property and assets shown on Schedule II attached hereto, free and clear of any and all liens or encumbrances or restrictions, except as shown on Schedule II, attached hereto and except for taxes and assessments due and payable after the Closing Date and easements or minor restrictions with respect to its property which do not materially affect present use of such property.

     (h) (1) The inventories of Galaxy as reflected in Schedule II furnished by Galaxy Shareholders to Cipher prior to the execution hereof are valued at book value.

          (2) The inventory of Galaxy listed on the schedule referred to in (h)(1) above is hereinafter collectively referred to as the "Inventory." The Inventory is in good and usable condition.

     (i) As of the date hereof, there are no accounts receivable of Galaxy of a material nature, except for those accounts receivable set forth in
Schedule II attached hereto.

     (j) Galaxy does not now have, nor will it have on the Closing Date, any long-term contracts ("long-term") being defined as more than one year) except those set forth in Schedule II attached hereto.

     (k) Galaxy does not now have, nor will it have on the closing Date any pension plan, profit-sharing plan, or stock purchase plan for any of its employees except those set forth in Schedule III attached hereto and certain options to proposed executive officers.

     (l) Galaxy does not now have, nor will it have on the Closing Date, known liabilities or contingent liabilities other than those attached hereto as Schedule III except in the ordinary course of business or in connection with its proposed private offering.

     (m) If Galaxy incurs any material liability or obligation, direct or contingent, or if there has been any material adverse change in the financial position or results or operation of Galaxy, prior to the Closing date, then Galaxy shall promptly notify Cipher of any such event.

3. Representations and Warranties by Cipher. Cipher represents and warrants to the Galaxy Shareholders all of which representations and warranties shall be true at the time of closing and thereafter, and shall survive the closing for a period of six (6) months from the date of closing, as follows:

     (a) Cipher is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada and has the corporate power to own its properties and carry on its business as now being conducted and has authorized Capital Stock consisting of25,000,000 shares of common stock, $.001 par value per share, of which there are 2,441,714 shares presently outstanding.

     (b) Cipher has the corporate power to execute and perform the Agreement and to deliver the stock required to be delivered to Galaxy Shareholders hereunder.

     (c) The execution and delivery of this Agreement and the issuance of the stock required to be delivered hereunder have been duly authorized by all necessary corporate actions, and neither the execution nor delivery of this Agreement, nor the issuance of the stock nor the performance, observance or compliance with the terms and provisions of this Agreement will violate any provision of law, any order of any court or other governmental agency, the Certificate of Incorporation or By-Laws of Cipher or any indenture, agreement or other instrument to which Cipher is a party, or by which Cipher is bound, or by which any of its property is bound.

     (d) The shares of Common Stock of Cipher deliverable pursuant hereto will on delivery in accordance with the terms hereof be duly authorized, validly issued, and fully paid, and non-assessable.

     (e) Cipher is not involved in any pending or threatened lifigation which would materially affect its financial condition other than that disclosed in Schedule IV attached hereto.

     (f) Cipher has and will have on the Closing Date, good and marketable title to all of its property and assets, free and clear of any and all liens or encumbrances or restrictions, except as disclosed in writing to Galaxy, and except for taxes and assessments due and payable after the Closing Date and easements or minor restrictions with respect to its property which do not materially affect present use of such property.

     (g) Cipher does not now have, nor will it have on the Closing Date, any long-term contracts, accounts receivable, any pension plan, profit-sharing plan, or stock purchase plan for any of its employees, known liabilities or contingent liabilities other than those disclosed in writing in Schedule
V attached hereto.

     (h) If Cipher incurs any material liability or obligation, direct or contingent, or if there has been any material adverse change in the financial position or results or operation of Cipher, then Cipher shall promptly notify Galaxy of any such event.

4. Conditions to the Obligations of Cipher. The obligations of Cipher hereunder shall be subject to the conditions that:

     (a) Cipher shall not have discovered any material error mis-statement in any of the representations and warranties by Galaxy Shareholders herein, and all the terms and conditions of the Agreement to be performed and complied with shall have been performed and complied with.

     (b) There shall have been no substantial adverse changes in the conditions, financial, business otherwise of Galaxy from the date of this Agreement, and until the date of closing except for changes resulting from those operations in the usual and ordinary course of business, and between such dates the business and assets of Galaxy shall not have been materially adversely affected as the result of any fire, explosion, earthquake, flood, accident, strike, lockout, combination of workmen, taking over of any such assets by any governmental authorities, riot, activities of armed forces, or acts of God or of the public enemies.

    (c) Cipher shall upon request and at the time of closing receive an opinion of counsel to the effect that: (1) Galaxy is duly organized and validly existing under the laws of the State ofWyoming and has the power and authority to own its properties and to carry on its respective business wherever the same shall be located and operated as of the Closing
Date, and (2) this Agreement has been duly executed and delivered by Galaxy Shareholders and constitutes a legal, valid and binding obligation of the Galaxy Shareholders enforceable in accordance with its terms.

     (d) Galaxy does not now have, nor will it have on the date of closing, any liabilities or contingent liabilities, except as specifically set forth on Schedule II attached hereto.

     (e) Counsel for Cipher, Max C. Tanncr, Esquire, shall provide an opinion to be delivered at the Closing Date to the effect that: (1) Cipher is a Nevada corporation, validly existing and in good standing with respect to its corporate character, (2) that Cipher is not under investigation by the SEC, the NASD or any state securities commission; (3) that there are no known securities violations (4) all shares issued by Cipher have been validly issued in accordance with Nevada or Federal law, are fully paid and non-assessable; and (5) there are on outstanding options, rigths, warrants, conversion privileges or other agreements which would require issuance of additional shares.

5. Condifions to the Obligations of Galaxy Shareholders. The obligations of the Galaxy Shareholders hereunder are subject to the conditions that:

     (a) Galaxy Shareholders shall not have discovered any material error or misstatement in any of the representations and warranties made by Cipher herein and all the terms and conditions of the Agreement to be performed and complied with by Cipher shall have been performed and complied with.

     (b) The Galaxy Shareholders shall upon request, at the time of closing, receive an opinion of counsel to the effect that: (1) Cipher is a corporation duly organized and validly existing under the laws of the State of Nevada, and has the power to own and operate its properties wherever the same shall be located as of the Closing Date; (2) the execution, Delivery and performance of the Agreement by Cipher has been duly authorized by all necessary corporate action and constitutes a legal, valid and binding obligation of Cipher enforceable in accordance, with its terms; (3) the securities to be delivered to Galaxy Stockholders pursuant to the term of the Agreement has been validly issued, is fully paid and non-assessable; and, (4) the exchange of the securities herein contemplated does not require the registration of the Cipher securities pursuant to any Federal law dealing with issuance, sale transfer, and/or exchange of corporate securities.

6. Closing Date. The closing shall take place on or before November 30, 1996, or as soon thereafter as is practicable, at the Law Offices of Max C. Tanner, 2950 East Flamingo Road, Suite G, Las Vegas, Nevada 89121, or at such other time and place as the parties hereto shall agree upon.

7. Actions at The Closing. At the Closing, Cipher and Galaxy Shareholders will each deliver, or cause to be delivered to the other, the securities to be exchanged in accordance with Section I of this Agreement and each party shall pay any and all Federal and State taxes required to be paid in connection with the issuance and the delivery of their own securities. All stock certificates shall be in the name of the party to which the same are deliverable.

8. Conduct of Business, Board of Directors, etc. Between the date hereof and the Closing Date, Galaxy will conduct its business in the same manner in which it has heretofore been conducted and the Galaxy Shareholders will not permit Galaxy to: (1) enter into any contract etc., other than in the ordinary course of business; or (2) declare or make any distribution of any kind to the stockholders of Galaxy, without first obtaining the written consent of Cipher.

     Upon closing, the old officers and members of the board of directors of Cipher will tender their resignations and a new Board of Directors will be elected by the shareholders of Cipher, which shall consist of the following individuals.

     John J. Poelman
     C. Parker Garlitz

     Upon election of the above Board of Directors, and subject to the authority of the Board of Directors as provided by law and the By-Laws of Cipher, the new officers of Cipher, after the closing date of this Agreement shall be as follows:

     C. Parker Cralitz      President and Chief Executive Officer
     Brandon B. Lewis       Secretary & Treasurer

9. Access to the Properties and Books of Galaxy. The Galaxy Shareholders hereby grant to Cipher through their duly authorized representatives and during normal business hours between the date hereof and the Closing Date the right of full and complete access to the properties of Galaxy and the opportunity to examine their books and records.

10. Indemnification

     (a) Indemnification of Cipher. Galaxy agrees to indemnify, defend and hold harmless Cipher, its shareholders, directors, officers, employees and agents (the "Indemnitees"), from and against any losses, claims, damages or liabilities, joint or several, including costs and reasonable attorneys fees incurred in the investigation and defense of such claim to which any Indemnitee becomes subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), arise out of or are based, directly or indirectly, upon (i) any untrue statement of any material fact contained in this Agreement or in any documents or written material furnished by Galaxy to Cipher, (ii) the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) any willful violation by Galaxy in connection with the transactions contemplated herein of any applicable state or federal law or any rule or regulation thereunder, or (iv) any breach by Galaxy of any of its representations, warranties, covenants or agreements in this Agreement. In addition, Galaxy agrees to reimburse each Indemnitee for any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such loss, claim. damage, liability or action.

    (b) Indemnification of Galaxy. Cipher agrees to indemnify, defend and hold harmless Galaxy, its shareholders, directors, offices, employees and agents (the "Galaxy Indemnitees"), from and against any losses, claims, damages or liabilities, joint or several, including costs and reasonable attorneys fees incurred in the investigation and defense of such claims to which any Galaxy Indemnitee becomes subject, in so far as such losses, claims, damages or liabilities (or actions in respect thereof), arise out of or are based, directly or indirectly, upon (i) any untrue statement of any material fact contained in this Agreement or in any documents or written material fiunished by Cipher to Galaxy, (ii) the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the cicumstances under which they were made not misleading, (iii) any willful violation by Cipher in connection with the transactions contemplated herein of any applicable state or federal law or any rule or regulation thereunder, or (iv) any breach by Cipher of any of its representations, warranties, covenants or agreements in this Agreement.
In addition, Cipher agrees to reimburse each Galaxy Indemnitee for any legal or other expenses reasonably incured by such Galaxy Indemnitee in connection with investigating or defending any such loss, claim, damage, liability or action.

11. Miscellaneous

     (a) This Agreement shall be controlled, construed and enforced in accordance with the laws of the State Of Nevada.

     (b) Each of the Constituent Corporations shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the consummation of this Agreement, including, without limiting the generality of the foregoing, fees and expenses of financial consultants, accountants and counsel and the cost of any documentary stamps, sales and excise taxes which may be imposed upon or be payable in respect to the transaction.

     (c) At any time before or after the approval and adoption by the respective stockholders of the Constituent Corporations, if required, this Reorganization Agreement may be amended or supplemented by additional written agreements, as may be determined in the judgment of the respective Boards of Directors of the Constituent Corporations to be necessary, desirable or expedient to further the purpose of this Reorganization Agreement, to clarify the intention of the duties, to add to or to modify the covenants, terms or conditions contained herein or otherwise to effectuate or facilitate the consummation of the transaction contemplated hereby. Any written agreement referred to in this paragraph shall be validly and sufficiently authorized for the purposes of this Reorganization Agreement if signed on behalf of Galaxy or Cipher as the case may be, by its Chairman of the Board, or its President

     (d) This Reorganization Agreement may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Reorganization Agreement.

     (e) This Agreement shall be binding upon and shall inure to the benefit of the heirs, executors, administrators and assigns of the Galaxy Shareholders and upon the successors and assigns of Cipher.

     (f) All notices, requests, instructions or other documents to be given hereunder shall be in writing and sent by registered mail:

If to Galaxy Shareholders, then:                 3227 N. Canyon Road
                                                 Provo, UT 94604

If to Cipher, then:                              3170 West Sahara, Suite D21
                                                 Las Vegas, NV 99102

     The foregoing Reorganization Agreement, having been duly approved or adopted by the Board of Directors, and duly approved or adopted by the stockholders of the constituent corporation, as required, in the manner provided by the laws of the States of Nevada, and Wyoming, the Chairman of the Board, the President and the Secretary of said corporations, and the Shareholders of Galaxy do now execute this Reorganization Agreernent under the respective seals of said corporation by the authority of the directors and stockholders of each, as required, as the act, deed and agreement of each of said corporations. This Stock-For-Stock Agreement may be signed in two or more counterparts.

                             CIPHER VOICE INC.


                         BY:/S/Roger P. Lund
                              Roger P. Lund, President

                             GALAXY MALL, INC.

                             By:/S/C. Parker Garlitz
                         C. Parker Garlitz, President

                 Acknowledgment of Execution of Agreement
                               By Officer of
                            Cipher Voice, Inc.

STATE OF UTAH

COUNTY OF UTAH

BE IT REMEMBERED that on this 4th day of December, 1996, personally came before me, a Notary Pubtic in and for jurisdiction aforesaid, Roger P. Lund, President of Cipher Voice, Inc., a Nevada corporation, and one of the corporations described in and which executed the foregoing Agreement of Reorganization, known to me personally to be such, and he, the said, Roger P. Lund, as such President, duly executed said Agreement of Reorganization before me and acknowledged said Agreement of Reorganization are in the handwritting of said President of Cipher Voice, Inc.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                              /S/Kristie Jacobson
                              Notary Public
    KRISTIE JACOBSON
NOTARY PUBLIC STATE OF UTAH
FIRST SECURITY
1389 N UNIVERSITY
PROVO UTAH 134604
COMM: EXP. 12-5-99

                 Acknowledgment of Execution of Agreement
                               By Officer of
                             Galaxy Mall, Inc.

STATE OF UTAH

COUNTY OF UTAH

BE IT REMEMBERED that on this 4th day of December, 1996, personally came before me, a Notary Pubtic in and for jurisdiction aforesaid, C. Parker Garlitz, President of Galaxy Mall, Inc., a Wyoming corporation, and one of the corporations described in and which executed the foregoing Agreement of Reorganization, known to me personally to be such, and he, the said, C. Parker Garlitz, as such President, duly executed said Agreement of Reorganization before me and acknowledged said Agreement of Reorganization are in the handwritting of said President of Galaxy Mall, Inc.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                              /S/Kristie Jacobson
                              Notary Public
    KRISTIE JACOBSON
NOTARY PUBLIC STATE OF UTAH
FIRST SECURITY
1389 N UNIVERSITY
PROVO UTAH 134604
COMM: EXP. 12-5-99

                 Acknowledgment of Execution of Agreement
                             By Shareholder of
                             Galaxy Mall, Inc.

STATE OF UTAH

COUNTY OF UTAH

BE IT REMEMBERED that on this 4th day of December, 1996, personally came before me, a Notary Public in and for jurisdiction aforesaid, John J. Poelman, shareholder of Galaxy Mall, Inc., a corporation of the State of Wyoming, known to me personally to be such, and he, the said, John J. Poelman, as a shareholder of Galaxy Mall, Inc., duly executed the attached Reorganization Agreement between Cipher Voice, Inc., a Nevada corporation and Galaxy Mall, Inc., a Wyoming corporation, before me and acknowledged said Reorganization Agreement to be the act, deed and agreement between themselves, as shareholders of Galaxy Mall, Inc. and Cipher Voice, Inc., and the signature of
C. Parker Garlitz, to said foregoing Reorganization Agreement is in the handwritting of C. Parker Garlitz, a shareholder of Galaxy Mall, Inc.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                              /s/Marlyn Jensen
                              Notary Public
NOTARY PUBLIC
MARLYN JENSEN
3280 N. Frontage Rd.
Lehi, Utah 84043
My Commission expires
February 9, 2000
STATE OF UTAH

                 Acknowledgment of Execution of Agreement
                             By Shareholder of
                             Galaxy Mall, Inc.

STATE OF UTAH

COUNTY OF UTAH

BE IT REMEMBERED that on this 4th day of December, 1996, personally came before me, a Notary Public in and for jurisdiction aforesaid, Terral Cochran, shareholder of Galaxy Mall, Inc., a corporation of the State of Wyoming, known to me personally to be such, and he, the said, Terral Cochran, as a shareholder of Galaxy Mall, Inc., duly executed the attached Reorganization Agreement between Cipher Voice, Inc., a Nevada corporation and Galaxy Mall, Inc., a Wyoming corporation, before me and acknowledged said Reorganization Agreement to be the act, deed and agreement between themselves, as shareholders of Galaxy Mall, Inc. and Cipher Voice, Inc., and the signature of
C. Parker Garlitz, to said foregoing Reorganization Agreement is in the handwritting of C. Parker Garlitz, a shareholder of Galaxy Mall, Inc.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                              /s/Marlyn Jensen
                              Notary Public
NOTARY PUBLIC
MARLYN JENSEN
3280 N. Frontage Rd.
Lehi, Utah 84043
My Commission expires
February 9, 2000
STATE OF UTAH

                 Acknowledgment of Execution of Agreement
                             By Shareholder of
                             Galaxy Mall, Inc.

STATE OF UTAH

COUNTY OF UTAH

BE IT REMEMBERED that on this 4th day of December, 1996, personally came before me, a Notary Public in and for jurisdiction aforesaid, Jamie P. Richardson, shareholder of Galaxy Mall, Inc., a corporation of the State of Wyoming, known to me personally to be such, and he, the said, Jamie P. Richardson, as a shareholder of Galaxy Mall, Inc., duly executed the attached Reorganization Agreement between Cipher Voice, Inc., a Nevada corporation and Galaxy Mall, Inc., a Wyoming corporation, before me and acknowledged said Reorganization Agreement to be the act, deed and agreement between themselves, as shareholders of Galaxy Mall, Inc. and Cipher Voice, Inc., and the signature of C. Parker Garlitz, to said foregoing Reorganization Agreement is in the handwritting of C. Parker Garlitz, a shareholder of Galaxy Mall, Inc.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                              /s/Marlyn Jensen
                              Notary Public
NOTARY PUBLIC
MARLYN JENSEN
3280 N. Frontage Rd.
Lehi, Utah 84043
My Commission expires
February 9, 2000
STATE OF UTAH

                 Acknowledgment of Execution of Agreement
                             By Shareholder of
                             Galaxy Mall, Inc.

STATE OF UTAH

COUNTY OF UTAH

BE IT REMEMBERED that on this 4th day of December, 1996, personally came before me, a Notary Public in and for jurisdiction aforesaid, Corey D. Cochran, shareholder of Galaxy Mall, Inc., a corporation of the State of Wyoming, known to me personally to be such, and he, the said, Corey D. Cochran, as a shareholder of Galaxy Mall, Inc., duly executed the attached Reorganization Agreement between Cipher Voice, Inc., a Nevada corporation and Galaxy Mall, Inc., a Wyoming corporation, before me and acknowledged said Reorganization Agreement to be the act, deed and agreement between themselves, as shareholders of Galaxy Mall, Inc. and Cipher Voice, Inc., and the signature of C. Parker Garlitz, to said foregoing Reorganization Agreement is in the handwritting of C. Parker Garlitz, a shareholder of Galaxy Mall, Inc.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                              /s/Marlyn Jensen
                              Notary Public
NOTARY PUBLIC
MARLYN JENSEN
3280 N. Frontage Rd.
Lehi, Utah 84043
My Commission expires
February 9, 2000
STATE OF UTAH

                 Acknowledgment of Execution of Agreement
                             By Shareholder of
                             Galaxy Mall, Inc.

STATE OF UTAH

COUNTY OF UTAH

BE IT REMEMBERED that on this 4th day of December, 1996, personally came before me, a Notary Public in and for jurisdiction aforesaid, C. Parker Garlitz, shareholder of Galaxy Mall, Inc., a corporation of the State of Wyoming, known to me personally to be such, and he, the said, C. Parker Garlitz, as a shareholder of Galaxy Mall, Inc., duly executed the attached Reorganization Agreement between Cipher Voice, Inc., a Nevada corporation and Galaxy Mall, Inc., a Wyoming corporation, before me and acknowledged said Reorganization Agreement to be the act, deed and agreement between themselves, as shareholders of Galaxy Mall, Inc. and Cipher Voice, Inc., and the signature of C. Parker Garlitz, to said foregoing Reorganization Agreement is in the handwritting of C. Parker Garlitz, a shareholder of Galaxy Mall, Inc.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                              /s/Marlyn Jensen
                              Notary Public
NOTARY PUBLIC
MARLYN JENSEN
3280 N. Frontage Rd.
Lehi, Utah 84043
My Commission expires
February 9, 2000
STATE OF UTAH

                 Acknowledgment of Execution of Agreement
                             By Shareholder of
                             Galaxy Mall, Inc.

STATE OF UTAH

COUNTY OF UTAH

BE IT REMEMBERED that on this 4th day of December, 1996, personally came before me, a Notary Public in and for jurisdiction aforesaid, Sue Ann Cochran, shareholder of Galaxy Mall, Inc., a corporation of the State of Wyoming, known to me personally to be such, and he, the said, Sue Ann Cochran, as a shareholder of Galaxy Mall, Inc., duly executed the attached Reorganization Agreement between Cipher Voice, Inc., a Nevada corporation and Galaxy Mall, Inc., a Wyoming corporation, before me and acknowledged said Reorganization Agreement to be the act, deed and agreement between themselves, as shareholders of Galaxy Mall, Inc. and Cipher Voice, Inc., and the signature of
C. Parker Garlitz, to said foregoing Reorganization Agreement is in the handwritting of C. Parker Garlitz, a shareholder of Galaxy Mall, Inc.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                              /s/Marlyn Jensen
                              Notary Public
NOTARY PUBLIC
MARLYN JENSEN
3280 N. Frontage Rd.
Lehi, Utah 84043
My Commission expires
February 9, 2000
STATE OF UTAH

                 Acknowledgment of Execution of Agreement
                             By Shareholder of
                             Galaxy Mall, Inc.

STATE OF UTAH

COUNTY OF UTAH

BE IT REMEMBERED that on this 4th day of December, 1996, personally came before me, a Notary Public in and for jurisdiction aforesaid, Darin Baird, shareholder of Galaxy Mall, Inc., a corporation of the State of Wyoming, known to me personally to be such, and he, the said, Darin Baird, as a shareholder of Galaxy Mall, Inc., duly executed the attached Reorganization Agreement between Cipher Voice, Inc., a Nevada corporation and Galaxy Mall, Inc., a Wyoming corporation, before me and acknowledged said Reorganization Agreement to be the act, deed and agreement between themselves, as shareholders of Galaxy Mall, Inc. and Cipher Voice, Inc., and the signature of C. Parker Garlitz, to said foregoing Reorganization Agreement is in the handwritting of
C. Parker Garlitz, a shareholder of Galaxy Mall, Inc.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                              /s/Marlyn Jensen
                              Notary Public
NOTARY PUBLIC
MARLYN JENSEN
3280 N. Frontage Rd.
Lehi, Utah 84043
My Commission expires
February 9, 2000
STATE OF UTAH

                                SCHEDULE I
Shares to be allocated:
             SCHEDULE SHAREHOLDERS GALAXY MALL, INC.

SHAREHOLDER                      GALAXY SHOWS          NEW SHARES
Brandon Lewis                    0.9770                     8,000
Stanley Dalton                   0.3664                     3,000
Dahlen Downing                   0.3664                     3,000
Wenlock D. Free Jr.              0.3664                     3,000
Adam T. Maher                    0.3664                     3,000
G. Philip Ungricht               0.3664                     3,000
Marek Shon                       0.3664                     3,000
Mike Frost                       0.3664                     3,000
Craig M. Peterson                0.3664                     3,000
Kent Dennis Jepperson            1.5756                    13,000
Wyatt C. Carmen                  0.1212                     1,000
Brad A. Moulton                  O.1212                     1,000
Adrian P. Ungricht               0.1212                     1,000
Russ R. Woolcott                 0.1212                     1,000
Gretchen Pratley                 0.1212                     1,000
Willard J. Pack                  0.1212                     1,000
John J. Poelman                119.7050                   980,213
Kirstyn Anderberg               12.9449                   106,000
Ryan C. Poelman                 12.3343                   101,000
Jay Garrett Poelman             12.8228                   105,000
Lisa L. Poelman                 12.3343                   101,000
J. Blair Poelman                12.3343                   101,000
Aftyn M. Morrison               12.2121                   100,000
Gail Terry                       3.0530                    25,000
Sue Ann Cochran                 78.8444                   645,661
Dustin L. Cochran               21.4934                   176,000
Corey D. Cochran                 3.1752                    26,000
Jaimie B. Richardson             1.3434                    11,000
Marlyn Jensen                    1.2212                    10,000
Terral Cochran                  21.9819                   180,000
Daren Baird                     20.5164                   168,000
Steven Blaine Blonquist         12.2121                   100,000
Aaron M. Gale                    0.6060                     5,000
C. Parker Garlitz               33.0335                   273,126
W. Gail Garlitz                  1.8180                    15,000
Grover C. Cochran               19.4787                   160,000
York Chandler                   19.4787                   160,000 (note l)
Total                         (439.1546) or 440 Shares  3,600,000